EXHIBIT (23)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following documents of our report dated August 7, 2015 (October 26, 2015 as to the effects of the Beauty Brands divestiture described in Note 13), relating to the consolidated financial statements of The Procter & Gamble Company and subsidiaries, appearing in this Current Report on Form 8-K of The Procter & Gamble Company and subsidiaries dated October 26, 2015.

1.	Post-Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

2.	Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

3.	Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees’ Savings Plan;

4.	Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors’ Stock Plan;

5.	Registration Statement No. 333-05715 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

6.	Post-Effective Amendment No. 2 to Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Shareholder Investment Program;

7.	Registration Statement No. 333-14381 on Form S-8 for Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;

8.	Registration Statement No. 333-14397 on Form S-8 for Procter & Gamble Subsidiaries Savings Plan;

9.	Registration Statement No. 333-21783 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

10.	Registration Statement No. 333-37905 on Form S-8 for The Procter & Gamble Future Shares Plan;

11.	Registration Statement No. 333-51213 on Form S-8 for Group Profit Sharing, Incentive, and Employer Contribution Plan (France);

12.	Registration Statement No. 333-51219 on Form S-8 for Procter & Gamble Ireland Employees Share Ownership Plan;

13.	Registration Statement No. 333-51221 on Form S-8 for Employee Stock Purchase Plan (Japan);

14.	Registration Statement No. 333-51223 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

15.	Registration Statement No. 333-34606 on Form S-8 for The Procter & Gamble Future Shares Plan;

16.	Registration Statement No. 333-40264 on Form S-8 for Savings and Thrift Plan Saudi Arabia;

17.	Registration Statement No. 333-44034 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

18.	Registration Statement No. 333-47132 on Form S-8 for Employee Stock Purchase Plan (Japan);

19.	Registration Statement No. 333-49764 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme;

20.	Registration Statement No. 333-75030 on Form S-8 for The Procter & Gamble 2001 Stock and Incentive Compensation Plan;

21.	Registration Statement No. 333-100561 on Form S-8 for The Procter & Gamble (U.K.) 1-4-1 Plan;

22.	Registration Statement No. 333-108753 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

23.	Registration Statement No. 333-108991 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

24.	Registration Statement No. 333-108992 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

25.	Registration Statement No. 333-108993 on Form S-8 for Employee Stock Purchase Plan (Japan);

26.	Registration Statement No. 333-108994 on Form S-8 for Procter & Gamble Ireland Employees Share Plan;

27.	Registration Statement No. 333-108995 on Form S-8 for Group Profit Sharing, Incentive, and Employer Contribution Plan (France);

28.	Registration Statement No. 333-108997 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

29.	Registration Statement No. 333-108998 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors’ Stock Plan;

30.	Registration Statement No. 333-108999 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

31.	Registration Statement No. 333-111304 on Form S-8 for The Procter & Gamble 2003 Non-Employee Directors’ Stock Plan;

32.	Registration Statement No. 333-111305 on Form S-8 for The Procter & Gamble U.K. Share Investment Scheme;

33.	Amendment No. 1 to Registration Statement No. 333-113515 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants;

34.	Amendment No. 3 to Registration Statement No. 333-123309 on Form S-4 for The Procter & Gamble Company;

35.
Registration Statement No. 333-128859 on Form S-8 for certain employee benefit plans of The Gillette Company (2004 Long-Term Incentive Plan of The Gillette Company; 1971 Stock Option Plan of The Gillette Company; James M. Kilts Non-Statutory Stock Option Plan; The Gillette Company Employees’ Savings Plan; The Gillette Company Supplemental Savings Plan; The Gillette Company Global Employee Stock Ownership Plan (GESOP));

36.	Registration Statement No. 333-143801 on Form S-8 for The Procter & Gamble Savings Plan;

37.	Registration Statement No. 333-145938 on Form S-3 for The Procter & Gamble Company and Procter & Gamble International Funding SCA;

38.	Registration Statement No. 333-155046 on Form S-8 for Employee Stock Purchase Plan (Japan);

39.	Registration Statement No. 333-156032 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme;

40.	Registration Statement No. 333-156033 on Form S-3 for The Procter & Gamble Shareholder Investment Program;

41.	Registration Statement No. 333-161725 on Form S-8 for The Procter & Gamble Savings Plan;

42.	Registration Statement No. 333-161767 on Form S-3 for The Procter & Gamble Company and Procter & Gamble International Funding SCA;

43.	Registration Statement No. 333-164612 on Form S-8 for The Procter & Gamble 2009 Stock and Incentive Compensation Plan;

44.	Registration Statement No. 333-177760 on Form S-3 for The Procter & Gamble Shareholder Investment Program;

45.	Registration Statement No. 333-177762 on Form S-3 for The Procter & Gamble Company and Procter & Gamble International Funding SCA;

46.	Registration Statement No. 333-177878 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme;

47.	Registration Statement No. 333-192841 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

48.	Registration Statement No. 333-192867 on Form S-8 for The Procter & Gamble 2013 Non-Employee Directors’ Stock Plan;

49.	Registration Statement No. 333-199592 on Form S-8 for The Procter & Gamble 2014 Stock and Incentive Compensation Plan;

50.	Registration Statement No. 333-199594 on Form S-3 for The Procter & Gamble Company and Procter & Gamble International Funding SCA;

51.	Registration Statement No. 333-199595 on Form S-3 for The Procter & Gamble Shareholder Investment Program; and

52.	Registration Statement No. 333-199613 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme.

/s/ Deloitte & Touche LLP
Cincinnati, Ohio
October 26, 2015